United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 19, 1999


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


Nova Scotia, Canada                   1-3793               98-0085412
(State or other jurisdiction         (Commission        (IRS Employer
       of incorporation)            File Number)       entification No.)


Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E., Calgary,
                             Alberta, Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                                                   2
                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.





Item 5.  Other Events

On October 19, 1999, Mr. Eugene C. Pendery, age 61, a director of the Company since 1986, died.

Item 7.   Financial Statements, and Exhibits

                  None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CANADA SOUTHERN PETROLEUM LTD.
                                                 (Registrant)



                                              By  /s/ M. A. Ashton
                                                      M. A. Ashton
                                                      President


Date:  November 1, 1999